RYDEX SERIES FUNDS

                           MULTI-HEDGE STRATEGIES FUND

                          Supplement dated June 1, 2009
                                     to the

   Domestic Equity Fund, International Equity Fund and Alternative Investment Funds H-Class Shares Prospectus dated August 1, 2008, and all supplements thereto and to the Domestic Equity Fund, International Equity Fund and Alternative Investment Funds A-Class and C-Class Shares Prospectus dated
                  August 1, 2008, and all supplements thereto.


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE MULTI-HEDGE STRATEGIES FUND PROSPECTUSES LISTED ABOVE (THE "PROSPECTUSES") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


Effective  August  1,  2009,  the  Multi-Hedge   Strategies   Fund's  investment
objective, which is non-fundamental and may be changed without shareholder approval, is intended to be revised as follows:

FUND OBJECTIVE

The Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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